EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Synergy Pharmaceuticals, Inc. (the “Company”) for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Gary S. Jacob, as President and Acting CEO of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, respectively, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2008

/s/ Gary S. Jacob
President and Acting CEO

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Synergy Pharmaceuticals, Inc. and will be retained by Synergy Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.